CURALEAF HOLDINGS, INC. STOCK OPTION AWARD AGREEMENT AWARD AGREEMENT made the [[GRANTDATE]] (the "Agreement"). B E T W E E N: CURALEAF HOLDINGS, INC., a company incorporated under the laws of British Columbia, (hereinafter called the "Company") - and - [[FIRSTNAME]] [[LASTNAME]] [[RESADDR1]] [[RESCITY]] [[RESSTATEORPROV]] [[RESPOSTALCODE]] (hereinafter called the "Optionee") WHEREAS the Company has established a long term incentive plan, adopted October 26, 2018 (the "Plan"), the purpose of which is to provide employees, officers and non-employee directors of, and consultants, independent contractors and advisors to, the Company and, if applicable, its subsidiaries with a proprietary interest through the granting of options ("Options") to purchase Subordinate Voting Shares of the Company ("Shares"), subject to certain conditions set forth in the Plan; AND WHEREAS the Optionee is an "Eligible Person" under the Plan and the board of directors of the Company (the "Board") has authorized the granting by the Company of Options to the Optionee pursuant to and in accordance with the provisions of the Plan on the terms hereinafter set forth; NOW THEREFORE THE COMPANY AND THE OPTIONEE AGREE AS FOLLOWS: 1. The Company hereby grants to the Optionee, subject to the terms and conditions set forth in this Agreement and the Plan, Options to purchase that number of Shares set forth below, at the exercise price set forth below, which Options will vest and be exercisable as of the vesting date set forth below assuming that the Optionee remains continuously employed by the Company or an Affiliate through such vesting dates and expire (to the extent not previously exercised) as of the close of business on the expiration date set forth below: Number Of Shares Exercise Price Vesting Dates Expiration Date [[SHARESGRANTED]] [[GRANTPRICE]] USD [[VESTINGTEMPLATEDESC]] [[GRANTEXPIRATIONDATE]] This option is designated as an Incentive Stock Option ("ISO"), and is intended to qualify as an ISO as defined in Section 422 of the Internal Revenue Code (the "Code"); it shall nevertheless, to the extent that it does not meet the requirements under the Code for

2 classification as an ISO for any reason, including but not limited to those imposed by Section 422(d) of the Code related to options which exceed the $100,000 annual threshold, be treated as a Non-Qualified Stock Option. 2. Attached hereto and forming an integral part of this Agreement as Schedule A is a form of Notice of Exercise that the Optionee may use to exercise Optionee vested Options in accordance with this Agreement and the Plan. Such notice (or such form of Notice of Exercise as it may be adopted by the Company from time to time) shall be delivered at the Company's offices located at 301 Edgewater Place, Suite 405, Wakefield, MA 01880 to the attention of the General Counsel of the Company or any other individual that the General Counsel may from time to time designate. 3. As of the close of business on the expiration date set forth in Section 1 above, any Options that remain unexercised will expire and be of no further force or effect. 4. The Optionee acknowledges receipt of a copy of the Plan and hereby agrees that the Options are subject to the terms and conditions of the Plan, including all amendments to the Plan required by the Canadian Securities Exchange or any other regulatory authority or otherwise consented to by the Optionee. The Plan contains additional provisions that apply to ISOs. 5. By signing this Agreement, the Optionee acknowledges and agrees that: (i) the Optionee has read and understands the Plan and has been advised to seek independent legal advice with respect to Optionee rights regarding the Options and agrees to the terms and conditions thereof and of this Agreement; (ii) the participation of the Optionee to the Plan is voluntary and the Optionee has not been induced to participate in the Plan by expectation of appointment, employment, or service or continued appointment, employment or service; (iii) the Options are not assignable or transferable, whether voluntarily or by operation of law, except by will or by the laws of succession in case of death; and (iv) the Options may not be pledged, alienated, attached or otherwise encumbered, and any such purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any subsidiary. 6. By signing this Agreement, the Optionee further acknowledges and agrees that: (a) Upon Optionee employment, office, directorship, or consulting, contracting or advisory agreement with the Company being terminated for cause, any Options not exercised prior to the date of termination shall immediately lapse and become null and void; (b) Upon Optionee becoming, in the determination of the Compensation Committee of the Board (or in the case of a member of the Compensation Committee, the Board), permanently disabled while employed by the Company, any Options or unexercised part thereof granted to Optionee may be exercised by Optionee only for that number of shares which Optionee was entitled to acquire under the Options vested at the time of the occurrence of Optionee permanent disability.

3 Such Options shall be exercisable within one (1) year after the occurrence of the Optionee's permanent disability or prior to the expiration of the term of the Options, whichever occurs earlier. If the Optionee does not exercise this Option within the time specified herein, the Option shall terminate. (c) Upon Optionee employment, office, directorship, or consulting, contracting or advisory agreement with the Company terminating or ending otherwise than by reason of death, permanent disability or termination for cause, any Options or unexercised part thereof granted to Optionee may be exercised by Optionee only for that number of shares which Optionee was entitled to acquire under the Options vested at such time. Such Options shall be exercisable within one (1) year after such termination date or prior to the expiration of the terms of the Options, whichever occurs earlier. If the Option is an ISO, in order to maintain ISO tax treatment it must be exercised by the employee within 3 months following termination of employment (except in the case of death and disability as defined in Section 22(e) of the Internal Revenue Code). If an ISO is not timely exercised, it will be deemed to be a nonqualified stock option. If the Optionee does not exercise this Option within the time specified herein, the Option shall terminate. (d) If Optionee dies while employed by the Company, any Options or unexercised part thereof granted to Optionee may be exercised by the person to whom the Options are transferred by will or the laws of succession only for that number of shares which the Optionee was entitled to acquire under the Options vested at the time of Optionee death. Such Options shall be exercisable within one (1) year after the Optionee's death or prior to the expiration of the term of the Options, whichever occurs earlier. If the person to whom the Options are transferred by will or the laws of succession does not exercise this Option within the time specified herein, the Option shall terminate. 7. The Optionee (or Optionee personal representatives or legatees) shall have no rights whatsoever as a shareholder in respect of any shares covered by Optionee Options until the date of issuance of a share certificate to Optionee (or Optionee personal representatives or legatees) for such Shares, or equivalent book-entry registration. Without in any way limiting the generality of the foregoing, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such share certificate is issued. 8. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised: (a) Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company Optionee Investment Representation Statement in the form attached hereto as Schedule B; and Optionee understands and agrees that the Company shall cause the legend set forth below or a legend substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legend

4 that may be required by the Company or by state or federal securities laws (and applicable stop transfer instructions to the Company’s transfer agent): “THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF IN THE UNITED STATES. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY OR SUCH OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.” 9. Time is of the essence of this Agreement. 10. This Agreement shall enure to the benefit of and be binding upon the Company, its successors and assigns. 11. In the event of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall govern. 12. The grant of the Options is strictly confidential and the information concerning the number or price of Options granted under this Plan should not be disclosed to anyone. 13. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and shall be treated in all respects as a British Columbia contract. [Signature page follows.]

[[SIGNATURE]] COMPANY: CURALEAF HOLDINGS, INC. Signature: By: Title: OPTIONEE Signature: Print Name: [[FIRSTNAME]] [[LASTNAME]] Date: [[SIGNATURE_DATE]]

SCHEDULE 'A' NOTICE OF EXERCISE OF STOCK OPTIONS To: CURALEAF HOLDINGS, INC. The undersigned Optionee hereby exercises Optionee option to purchase ________________ Subordinate Voting Shares of Curaleaf Holdings, Inc. granted ____________________, ________, at the exercise price (the "Exercise Price") of $________________________ per share. Payment in full of the aggregate Exercise Price for the total number of Subordinate Voting Shares purchased is enclosed. Date: Signature Name (please print) Address Please have my certificate sent to me at: at my address indicated above. CURALEAF HOLDINGS, INC. Please register my shares as set out above, or as follows: Address

- 2 - SCHEDULE B INVESTMENT REPRESENTATION STATEMENT OPTIONEE : [[FIRSTNAME]] [[LASTNAME]] COMPANY : CURALEAF HOLDINGS, INC. SECURITY : SUBORDINATE VOTING SHARES AMOUNT [[SHARESGRANTED]] DATE [[GRANTDATE]] In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following: (a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). (b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws. (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise shall - 3 - be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable. If the Company is a foreign private issuer at the time of exercise, the Shares may be eligible for resale outside the United States pursuant to Rule 904. In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above. If the Company is a foreign private issuer at the time of exercise, the Shares may be eligible for resale outside the United States pursuant to Rule 904. (d) Optionee further understands that in the event all of the applicable requirements of Rule 701, 144 or 904 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144, 701 and 904 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144, 701 or 904 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption shall be available in such event.

[[SIGNATURE]] OPTIONEE Signature: Print Name: [[FIRSTNAME]] [[LASTNAME]] Date: [[SIGNATURE_DATE]]